AMENDMENT NUMBER 5
                                     TO THE
                          U.S.B. HOLDING COMPANY, INC.
              EMPLOYEE STOCK OWNERSHIP PLAN WITH 401(k) PROVISIONS

      WHEREAS, the Board of Directors of U.S.B. Holding Co., Inc. ("Company"), by resolution adopted on July 27, 1999, has authorized the merger of the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates with and into the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan With 401(k) Provisions ("U.S.B. ESOP") and the amendment of the U.S.B. ESOP as necessary to give effect to the merger;

      NOW, THEREFORE, the U.S.B. ESOP is hereby amended to redesignate current section 25 as section 26 and to include the following new section 25:

SECTION 25. MERGER WITH EMPLOYEE STOCK OWNERSHIP PLAN OF TAPPAN ZEE FINANCIAL,
                  INC. AND CERTAIN AFFILIATES.

      (a) Merger of Plans. Effective at midnight on September 30, 1999 ("Merger Effective Time"), the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates ("Tappan Zee ESOP") is hereby merged with and into the Plan, all of the assets of the Tappan Zee ESOP shall become assets of this Plan immediately after the Merger Effective Time, and the Trustees of this Plan shall succeed to all rights, powers, privileges, duties and discretions with respect to such assets.

      (b) Participant Accounts. Effective at the Merger Effective Time, a Tappan Zee ESOP Account shall be established for each person with an undistributed account balance under the Tappan Zee ESOP at such time. At the Merger Effective Time, each person's Tappan Zee ESOP Account shall be credited with the assets credited to his or her account under the Tappan Zee ESOP immediately prior to the Merger Effective Time. Each person's rights with respect to his or her Tappan Zee ESOP Account shall be governed by the provisions of this Plan applicable to balances credited to Employer Optional Contribution Accounts. Except for earnings and other appreciation attributable to balances credited to such Tappan Zee ESOP Accounts (including but not limited to earnings or appreciation attributable to the use of dividends on Company Stock held in a Tappan Zee ESOP Account to make payments on Acquisition Loans), no additions shall be made to any Tappan Zee ESOP Account after its establishment.

      (c) Eligibility and Participation. A person who is a participant in the Tappan Zee ESOP immediately prior to the Merger Effective Time shall continue without interruption as a Participant in this Plan until such time as he or she ceases to satisfy the conditions of eligibility to participate in this Plan. For purposes of eligibility to participate in this Plan, a person's Credited Service under Section 13 shall be determined as if all of such person's hours of service with Tappan Zee Financial, Inc. and Tarrytowns Bank, FSB were Hours of Service under this Plan.

      (d) Vesting. Each Participant's Tappan Zee ESOP Account shall be 100% vested. Each Participant's other Accounts under this Plan shall become vested according to the generally applicable vesting schedules set forth elsewhere in this Plan. For purposes of applying such vesting schedules, a Participant's years of Credited Service shall be equal to the sum of (i) the Participant's Period of Service under the Tappan Zee ESOP as of December 31, 1998, plus (ii) the greater of the additional Period of Service that the Participant would have earned under the Tappan Zee ESOP if it had remained in effect through December 31, 1999 or the Credited Service that would be earned under the provisions of this Plan for the period beginning January 1, 1999 and ending December 31, 1999, plus (iii) the additional Credited Service earned under the provisions of this Plan after December 31, 1999.

      (e) Investment of Participants' Tappan Zee ESOP Accounts. Balances credited to Participants' Tappan Zee ESOP Accounts shall be invested in the same manner as balances credited to Employer Optional Contribution Accounts under the Plan. Participants shall have all of the same rights relating to voting, tender offers and dividends as apply to Employer Optional Contribution Accounts under the Plan.

      (f) Distributions. Balances credited to Participants' Tappan Zee ESOP Accounts shall be available at the same times, in the same manner and subject to the same terms and conditions applicable to distribution of balances credited to Employer Optional Contribution Accounts. In addition, a Participant may elect to have the balance credited to his or her Tappan Zee ESOP Account distributed in annual installments over period not to exceed the lesser of ten years or the Participant's life expectancy when distributions begin.

      (g) Outstanding Securities Acquisition Loans. Any Share Acquisition Loans obtained and outstanding under the terms of the Tappan Zee ESOP, shall be treated as Acquisition Loans for purposes of the Plan, and any shares of Company Stock pledged as collateral for any such loans shall be treated as Financed Shares.

      IN WITNESS WHEREOF, U.S.B. Holding Co., Inc. has caused this Amendment No. 5 to be adopted in its name and on its behalf by an officer thereunto duly authorized.

                                        U.S.B. HOLDING Co., INC.


                                        By /s/ Steven T. Sabatini
                                           -------------------------------------
                                           Name: Steven T. Sabatini
                                           Title: Sr. Executive VP & CFO

                   [U.S.B. HOLDING COMPANY, INC. LETTERHEAD]

                                 July 29, 1999

HSBC Bank USA
1 HSBC Center, 17th Floor
Buffalo, New York 14203

Attention: Ms. Lynn Marshall

      Re: Employee Stock Ownership Plan Trust of
          Tappan Zee Financial, Inc. and Certain Affiliates

Dear Ms. Marshall:

In accordance with the requirements of Article XI of the Trust Agreement between Marine Midland Bank and Tappan Zee Financial, Inc. made as of September 14, 1995 ("Trust Agreement"), U.S.B. Holding Co., Inc., successor by merger to Tappan Zee Financial, Inc. and Certain Affiliates ("Tappan Zee ESOP"), with and into the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan ("U.S.B. ESOP") effective September 30, 1999 ("Plan Merger"). Concurrently with the Plan Merger, the trust forming part of the Tappan Zee ESOP ("Tappan Zee ESOP Trust") will be merged with and into the trust forming part of the U.S.B. ESOP ("U.S.B. ESOP Trust"), with the incumbent trustees of the U.S.B. ESOP Trust serving as trustees of the combined trust. Accordingly, you are hereby notified that HSBC Bank, USA, formerly known as Marine Midland Bank, will be removed as trustee of the Tappan Zee ESOP Trust effective on September 30, 1999.

As required by Article XI of the Trust Agreement, enclosed are the following documents:

1. Certified copy of resolutions adopted by the Board of Directors of U.S.B. Holding Co., Inc. on July 27, 1999 authorizing your removal as trustee of the Tappan Zee ESOP and appointing successor trustees.

2. Written instrument executed by the Company appointing the incumbent trustees of the U.S.B. ESOP Trust as trustees of the combined trust, countersigned by such incumbent trustees to evidence their acceptance of appointment.

HSBC Bank USA
July 29, 1999
Page 2.


Kindly take such actions as are necessary to provide for the delivery of the assets and liabilities of the Tappan ESOP Trust to the trustees of the U.S.B. ESOP Trust on, or as soon as practicable following, September 30, 1999.

Kindly refer questions with regard to this matter to Catherine Martini at (914) 365-4618.

                                        Very truly yours,

                                        U.S.B. HOLDING CO., INC.


                                        /s/ Steven T. Sabatini

                                        Steven T. Sabatini
                                        Senior Executive Vice President
                                        and Chief Financial Officer

STS/dh

                         ------------------------------

                            U.S.B. HOLDING CO., INC.

                               RESOLUTION OF THE

                               BOARD OF DIRECTORS

                                 JULY 27, 1999

                         ------------------------------

EMPLOYEE STOCK OWNERSHIP PLANS

            RESOLVED, that effective on September 30, 1999, the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates ("TPNZ ESOP") shall be merged with and into the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401(k) Provisions) ("U.S.B. ESOP"), and all of the assets and liabilities of the TPNZ ESOP shall become assets and liabilities, respectively, of the U.S.B. ESOP; and

            FURTHER RESOLVED, that the trust forming part of the TPNZ ESOP ("TPNZ ESOP Trust") be merged with and into the trust forming part of the U.S.B. ESOP ("U.S.B. ESOP Trust"), that HSBC Bank USA (formerly known as Marine Midland
Bank) be removed as trustee of the TPNZ ESOP Trust effective on September 30, 1999, and that the trustees of the U.S.B. ESOP Trust then in office continue as trustees of the resulting combined trust; and

            FURTHER RESOLVED, that the proper officers of U.S.B. Holding Co., Inc. be, and each of them, acting singly, hereby is, authorized, empowered and directed, in the name and on behalf of U.S.B. Holding Co., Inc., to execute amendments to the U.S.B. ESOP and other instruments and take such other actions to effectuate the foregoing resolutions as he or she may deem necessary, appropriate or desirable and to make such other amendments to the U.S.B. ESOP as such person determines is necessary or appropriate to secure a determination letter from the Internal Revenue Service on the continued tax-qualified status of the U.S.B. ESOP and which do not materially increase the cost of the U.S.B. ESOP, and any such person's signature on any such amendment or other instrument in furtherance of these resolutions shall be deemed conclusive evidence of such person's determination as to the necessity, appropriateness or desirability thereof.

                                        /s/ Michael H. Fury
                                        ----------------------------------------
                                        Michael H. Fury
                                        Secretary

                           INSTRUMENT OF APPOINTMENT

            WHEREAS, U.S.B. Holding Co., Inc. ("U.S.B.") is the successor by merger to Tappan Zee Financial, Inc. ("Tappan Zee"); and

            WHEREAS, U.S.B. is the sponsor of the U.S.B. Holding Co. Inc. Employee Stock Ownership Plan (With 401(k) Provisions) ("U.S.B. ESOP") and has succeeded Tappan Zee as sponsor of the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates ("Tappan Zee ESOP"); and

            WHEREAS, U.S.B. has determined to merge the Tappan Zee ESOP with and into the U.S.B. ESOP, to merge the trust which forms part of the Tappan Zee ESOP with and into the trust which forms part of the U.S.B. ESOP and to appoint the incumbent trustees of the trust which forms part of the U.S.B. ESOP to continue as trustees of the resulting combined trust; and

            WHEREAS, Herbert Peckman, Suzanne 0. Asaro, Catherine Martini and Steven T. Sabatini are the incumbent trustees of the trust which forms part of the U.S.B. ESOP and are willing to accept appointment as trustees of the combined trust resulting from the merger of the Tappan Zee ESOP with and into the U.S.B. ESOP;

            NOW, THEREFORE, it is hereby agreed as follows:

            1. U.S.B. hereby appoints Herbert Peckman, Suzanne 0. Asaro, Catherine Martini and Steven T. Sabatini to serve as trustees of the combined trust resulting from the merger of the Tappan Zee ESOP and the trust forming part thereof with and into the U.S.B. ESOP and the trust forming part thereof.

            2. Herbert Peckman, Suzanne 0. Asaro, Catherine Martini and Steven
T. Sabatini hereby accept such appointment.

            3. The foregoing appointments and acceptances shall take effect on September 30, 1999 and shall be governed by the terms and conditions of the Trust Agreement effective as of January 1, 1999 among U.S.B. Holding Co., Inc., Herbert Peckman, Suzanne 0. Asaro, Catherine Martini and Steven T. Sabatini.

            IN WITNESS WHEREOF, U.S.B. has caused this Instrument to be executed in its name by an officer thereunto duly authorized, and Herbert Peckman, Suzanne D. Asaro, Catherine Martini and Steven T. Sabatini have each signed their names hereto.

                                        U.S.B. HOLDING Co., INC.


DATE July 27, 1999                      By /s/ Steven T. Sabatini
--------------------------              ----------------------------------------
                                           Name: Steven T. Sabatini
                                           Title: Sr. EXECUTIVE  Vice President
                                                  & CFO


                                           /s/ Herbert Peckman
                                        ----------------------------------------
                                           Herbert Peckman


                                           /s/ Suzanne D. Asaro
                                        ----------------------------------------
                                           Suzanne D. Asaro


                                           /s/ Catherine Martini
                                        ----------------------------------------
                                           Catherine Martini


                                           /s/ Steven T. Sabatini
                                        ----------------------------------------
                                           Steven T. Sabatini